LIBERTY GLOBAL YOUNG
                                  INVESTOR FUND

                        Supplement to Prospectuses dated
                                February 1, 2002

The section Managing the Fund; Portfolio Managers is revised in its entirety as follows:

David P. Brady, a senior vice president of Stein Roe & Farnham (Stein Roe), co-manages the Fund. Mr. Brady joined Stein Roe in 1993 as an associate portfolio manager. He holds a B.S. degree in finance, graduating magna cum laude, from the University of Arizona and an M.B.A. degree from the University of Chicago.

Erik P. Gustafson, a senior vice president of Stein Roe, co-manages the Fund. Mr. Gustafson joined Stein Roe in 1992 as a portfolio manager for privately managed accounts. He holds a B.A. from the University of Virginia, and M.B.A. and J.D. degrees from Florida State University.

Liberty Wanger Asset Management, L.P. (Liberty WAM) uses a team to manage the Fund. Team members share responsibility for providing ideas, information, and knowledge in managing the Fund, and each team member has one or more particular areas of expertise. The team is responsible for making daily investment decisions, and utilizes the entire management team's input and advice when making buy and sell determinations. No single individual at Liberty WAM has primary management responsibilities for the Fund's portfolio securities.


754-36/326J-0302                        April 1, 2002